Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Net income / (loss) for the period	$ 158,757	$ (43,447)
Other comprehensive income:
Unrealized gain / (loss) on cash flow hedges, net (Notes 19 and 21)	17	(8,114)
Effective portion of changes in fair value of cash flow hedges (Note 19 and 21)	(996)	0
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 21)	31	31
Other comprehensive loss for the period	(948)	(8,083)
Total comprehensive income / (loss) for the period	$ 157,809	$ (51,530)